Assets and Liabilities Held For Sale	9 Months Ended
Sep. 30, 2013
Disposal Group, Including Discontinued Operation, Balance Sheet Disclosures [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
AngloGold Ashanti to sell Navachab mine

On April 30, 2013, the Company announced its plan to sell the Navachab mine in Namibia. The Navachab gold mine is situated close to Karibib, about 170 kilometres northwest of the Namibian capital, Windhoek. It is included in the Continental Africa reporting segment. The open-pit mine, which began operations in 1989, has a processing plant that handles 120,000 metric tons a month. The mine produced 74,000 ounces of gold in 2012.

Management has selected certain offers received from potential bidders who meet management’s qualifying criteria and have asked them to confirm certain terms of their submissions in the form of firm and final offers. Navachab is not viewed as part of the core assets of the Company and no longer forms part of the long-term business strategy of the group. There can be no assurance, however, that a sale and purchase agreement for this transaction will be entered into or that any sales transaction will be completed.

The Company will continue to generate significant cash flows from the production and sale of gold from its remaining operations in Continental Africa. Consequently, due to the migration of cash flows and in accordance with FASB ASC guidance on discontinued operations, Navachab will not be classified as a discontinued operation.

The carrying amounts of major classes of assets and liabilities of Navachab included:

At September 30,
2013
(unaudited)
(in US Dollars, millions)

Cash and cash equivalents	6
Trade and other receivables	4
Inventories	65
Property, plant and equipment	66
Goodwill and other intangibles	2
Trade and other payables	(11)
Short and long-term debt	(13)
Deferred taxation	(29)
Provision for environmental rehabilitation	(4)
Net assets	86